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Exhibit Index on Page 2

  SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C.  20549

  FORM 8-K

  CURRENT REPORT


  Pursuant to Section 13 or 15(d) of
  the Securities Exchange Act of 1934

  Date of Report:  (Date of earliest event reported)  July 25, 1996



                      OSMONICS, INC.
  (Exact name of registrant as specified in its charter)


                      Minnesota
  (State or other jurisdiction of incorporation)



          1-12714                                     41-0955759
  (Commission File Number)               (IRS Employer Identification No.)



  5951 Clearwater Drive, Minnetonka, Minnesota              55343
  (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code:  (612) 933-2277


                         Not Applicable
  (Former name or former address, if changed since last report)



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  Exhibit Index on Page 2

  Item 2.  Acquisition or Disposition of Assets

           On July 25, 1996, Osmonics, Inc. ("Osmonics") completed the previously announced acquisition of Desalination Systems, Inc. ("DSI"). The shareholders of DSI approved an Agreement and Plan of Merger dated May 17, 1996 (the "Merger Agreement"), among DSI, Osmonics, and a subsidiary of Osmonics (the "Subsidiary"), pursuant to which the Subsidiary was merged with and into DSI. Under the Merger Agreement the outstanding shares of DSI Common Stock were converted, in a tax-free reorganization, into shares of Osmonics Common Stock. Each share of Class A Common Stock of DSI, no par value per share (the "DSI Class A Common Share"), issued and outstanding immediately prior to the merger was exchanged for approximately
           144.070 shares of Common Stock of Osmonics, par value $0.01 per share (the "Osmonics Common Shares"), and each share of Class B Common Stock of DSI, no par value per share (the "DSI Class B Common Share"), issued and outstanding immediately prior to the merger was exchanged for approximately 157.107 shares of the Osmonics Common Shares. Osmonics issued an aggregate of 1,312,827 shares (maximum number of shares issuable as a result of the acquisition; actual number of shares issued may be less due to fractional shares) of Osmonics Common Stock to the former DSI shareholders. As a result of the merger, DSI shareholders are shareholders of Osmonics and DSI is a wholly-owned subsidiary of Osmonics.

           DSI's primary business is the manufacture of membranes used for reverse osmosis, nanofiltration, ultrafiltration and microfiltration. These membranes are made into spiral elements. Osmonics intends to continue the business of DSI.

  Item 7.  Financial Statements, Pro Forma Financial Information and
           Exhibits

      (a) Financial Statements of the Businesses Acquired (Previously reported in the Registrant's Registration Statement on Form S-3 [File No. 333-05029]).

      (b) Pro Forma Financial Information (Previously reported in the Registrant's Registration Statement on Form S-3
           [File No. 333-05029]).

      (c)  Exhibits

           Exhibit
             No.                 Description of Exhibit

              2        Agreement and Plan of Merger dated May 17, 1996
  among Osmonics, DSI, and DSI Acquisition
  Corporation. Upon request of the Commission, Osmonics agrees to furnish supplementally to the Commission a copy of any schedules to the Agreement and Plan of Merger, described as follows:

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Exhibit Index on Page 2

  Schedule 1.1 - Agreement of Merger; Agreement of
  Merger; Certificate of Approval of Agreement of
  Merger (Desalination Systems, Inc.); Certificate of
  Approval of Agreement of Merger (DSI Acquisition
  Corp.)

  Schedule 1.3.1 - Buyer's Common Shares

  Schedule 1.7.2 - Letter of Transmittal; Letter to
  Shareholders; Instruction Sheet; Shareholder
  Representations & Warranties

  Schedule 1.7.3 - Escrow Agreement

  Schedule 2.2.3 - Opinion of Seller's Counsel

  Schedule 2.2.5 - Merger Expense Adjustments

  Schedule 2.2.6 - Investment Representation Letter

  Schedule 2.2.7 - Non-Competition Agreement

  Schedule 2.2.8 - Consulting Agreement

  Schedule 2.2.9A - Shareholders and Key Employees

  Schedule 2.2.9B - Nondisclosure Agreements

  Schedule 2.2.10 - Assignments and Releases

  Schedule 2.2.12 - Amendments to Option Agreements of Donald T. Bray; Amendment to Stock Option
  Agreement dated March 18, 1994, Amendment to Stock
  Option Agreement dated December 1, 1990

  Schedule 2.2.13 - Amendments to Option Agreements of Bjarne Nicolaisen; Amendment to Stock Option
  Agreement dated September 1, 1993; Amendment to
  Stock Option Agreement dated September 1, 1991;
  Amendment to Stock Option Agreement dated
  September 1, 1990

  Schedule 2.2.19 - Bjarne Nicolaisen Employment
  Agreement

  Schedule 2.3.3 - Opinion of Buyer's Counsel

  Schedule 2.3.5 - Registration Rights Agreement

  Schedule 4.4.3 - Defaults or Termination of Rights or Obligations; Wells Fargo Letter of Credit relating to Bond Agreement; Wells Fargo Line of
  Credit Facility (Working Capital Line) and Term
  Loan

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Exhibit Index on Page 2

  Schedule 4.5.1 - Holders of Outstanding Securities

  Schedule 4.5.2A - Option Agreement; Non-Qualified
  Stock Option Agreement of Donald T. Bray dated
  March 18, 1994

  Schedule 4.5.2B - Option Agreement; Non-Qualified
  Stock Option Agreement of Donald T. Bray dated
  December 1, 1990

  Schedule 4.5.2C - Option Agreement; Incentive Stock
  Option Agreement of Bjarne Nicolaisen dated
  September 1, 1993

  Schedule 4.5.2D - Option Agreement; Incentive Stock
  Option Agreement of Bjarne Nicolaisen dated
  September 1, 1991; Incentive Stock Option Agreement of Bjarne Nicolaisen dated September 1, 1990

  Schedule 4.5.2E - Option Holders

  Schedule 4.6 - Subsidiaries

  Schedule 4.6.2 - Outstanding Capital Stock of Each
  Subsidiary

  Schedule 4.8 - Financial Statements; Exception to
  Schedule 4.8 Financial Statements; 1995 Financial
  Statement

  Schedule 4.8.2 - Accounts Receivable Allowance for
  Doubtful Accounts

  Schedule 4.10 - Material Adverse Change

  Schedule 4.10.10 - Deferred Compensation
  Plans/Salary Increases; Stock Appreciation Rights;
  History of Salary Increases, 1996; Employment
  Contract of Markus Kyburz dated March 20, 1989;
  Employment Contract of Janine Nahari-Zimmerli effective June 14, 1993; December 6, 1994, letter to Hans A. Thomassen outlining employment arrangement; December 20, 1993, letter to Stephan Schutze outlining employment arrangement;
  July 1, 1993 letter to Bjarne Skaarup-Jorgensen outlining employment arrangement

  Schedule 4.11 - Real Property and Leaseholds; 1996
  Tax Statement for Shadowridge Drive property; 1996
  Tax Statement for Thibodo Road, Parcel C, property;
  1996 Tax Statement for Thibodo Road, Parcel D, property; Listing of Real Property and Leaseholds;
  Addendum to Agreement to Extend Lease Term dated
  March 23, 1995 with Simpson Way Associates;
  Standard Industrial/Commercial Single-Tenant Lease-
  Net dated February 13, 1995, with Simpson Way
  Associates for 1240 Simpson Way, Escondido, CA;
  Second Lease Extension Amendment dated
  November 1, 1995, with Escondido Associates;
  Standard Industrial/Commercial Single-Tenant Lease-
  Net dated March 30, 1995, with Kenneth W. and
  Judith A. Elsberry for 1236 Simpson Way, Escondido,
  CA; Desal Europe Office Lease; List of Real
  Property with marketable and insurable,
  indefensible, fee simple title

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Exhibit Index on Page 2

  Schedule 4.11.2.1 - Mortgages and Other Security
  Interests in Real Property

  Schedule 4.11.2.5 - Encroachments of Real Property

  Schedule 4.12 - Tangible Personal Property; List of
  Tangible Personal Property; Lease with Mercedes-
  Benz for Markus Kyburz dated September 13, 1993;
  Lease with Mercedes-Benz for Hans A. Thomassen terminated February, 1996 with attached letter stating leased car was returned without penalty;
  Lease for Chevrolet Astro Van 4x4 for Bjarne
  Skaarup-Jorgensen; Lease with BMW for Stephan
  Schutze; List of personal Property Not Located on the Business Premises

  Schedule 4.13.1 - Intellectual Property; Unexpired
  U.S. Patents; January 11, 1996, letter discussing status of patents and trademarks; January 26, 1996, letter discussing filing applications for new trademark and renewing registrations for red and blue color bands; January 30, 1996, letter authorizing renewing the red and blue color bands to facilitate securing single trademark to cover all colors; February 1, 1996, letter acknowledging authorization to apply for new trademark and renew red and blue color bands trademark and discussing registration of DESAL in U.S.; February 1, 1996, letter regarding DESAL trademark in Europe;
  February 20, 1996, letter enclosing Application for
  Registration of the trademark Band Design;
  March 7, 1996, enclosing copies of application papers to register DESAL and DESAL plus in the U.S.; List of nondisclosure Agreements; List of
  Representative Agreements; List of
  Confidential/Secrecy Agreements; List of Contract for Research Agreement; List of Other Agreements

  Schedule 4.13.3 - Patent Infringement Claims

  Schedule 4.13.5 - Employee Confidentiality
  Agreements; Employee List; Employee Invention
  Assignment and Confidentiality Agreement; Letters to European employees enclosing Confidentiality
  Agreements; Addendum to Jack Opdycke Employee
  Invention Assignment and Confidentiality Agreement;
  Addendum to Ron Fox Employee Invention Assignment and Confidentiality Agreement

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Exhibit Index on Page 2

  Schedule 4.13.6 - Software License Not
  Valid/Transferable

  Schedule 4.14 - License, Franchise, Permit
  Owned/Used; January 16, 1996 memo with attached
  Permits; January 29, 1996 memo setting forth all licenses, franchises, permits, and governmental authorizations; March 11, 1996 memo to Osmonics regarding unresolved issues concerning licenses and permits; March 12, 1996, letter to Osmonics following up on March 11, 1996 memo

  Schedule 4.16 - Litigation Pending

  Schedule 4.17 - Taxes Not Filed

  Schedule 4.18 - Employee Welfare Benefits/Pension
  Plan

  Schedule 4.19.1 - Material Contracts

  Schedule 4.19.3 - Persons Authorized to Obligate
  Company

  Schedule 4.20 - Insurance Claims; Policy Loss
  Record Report; Underwriting Review of Reserved
  Claims for Policy 0035325291

  Schedule 4.23 - Employee Compensation

  Schedule 4.23.2 - Severance Pay

  Schedule 4.24 - Product Compliance

  Schedule 4.26 - Environmental Law Compliance;
  January 29, 1996 memo; January 23, 1996 list of
  Chemicals Subject to Environmental Regulation;
  Environmental Site Assessment of 760 Shadowridge
  Drive, Vista, CA

  Schedule 4.27.1 - Twenty Largest Customers and
  Suppliers

  Schedule 4.27.2 - Shortages or Unavailability of
  Products or Raw Materials

  Schedule 4.28 - Company Indebtedness to Persons

  Schedule 4.29 - bank Accounts and Authorizations

  Schedule 5.6.2 - Ownership of Buyer's Subsidiaries

  Schedule 5.8 - Buyer's Financial Statements

  Schedule 5.10 - Absence of Certain Changes

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Exhibit Index on Page 2

  Schedule 5.12 - Pending Litigation of Buyer

  Schedule 5.13 - Buyer's Compliance with Laws

  Schedule 6.1.5 - Severance or Termination Pay

  Schedule 6.9 - Company Ownership of Subsidiaries

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                                SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                OSMONICS, INC.



  Date:  August 8, 1996                         By:  /s/ D. Dean Spatz
                                                         D. Dean Spatz
                                                         President